United States

Securities And Exchange Commission

Washington, D.C. 20549

_________________

FORM 8—K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Act of 1934

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Date of report (date of earliest event reported):  November 2, 2005

SIGNALIFE, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-111683 (Commission File Number)	87-0441351 (I.R.S. Employer Identification No.)

531 Main Street
Suite 301
Greenville, South Carolina 29601
(864) 233-2300

(Address of principal executive offices) (Zip Code)
(Registrant's telephone number, including area code)

Recom Managed Systems, Inc.

(Former name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Signalife, Inc. (“we”, “our company” or “Signalife”) files this report on Form 8-K to report the following transactions or events:

Section 5 — Corporate Governance And Management

Item 5.03.

Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective November 2, 2005, the Delaware Secretary of State approved the amendment of our Certificate of Incorporation to change our name to Signalife, Inc. from Recom Managed Systems, Inc.

Section 8 — Other Events

Item 8.01.

Other Events

Effective as of the open of market on November 15, 2005, the company will change its trading symbol on AMEX to SGN from RSY.

Section 9 — Financial Statements and Exhibits

Item 9.01.

Financial Statements and Exhibits

(c)

Exhibits:

3.

Certificate of Amendment to Certificate of Incorporation filed with the Delaware Secretary of State on November 2, 2005

99.1

Press Release

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated at Greenville, South Carolina, this 7th day of November, 2005.

SIGNALIFE, INC., a Delaware corporation
By:	/s/ Pamela M. Bunes
Pamela M. Bunes President and Chief Executive Officer (principal executive officer)